EXTENSION AGREEMENT

BETWEEN:

AFFINITY GOLD CORP.

and

AMR PROJECT PERU S.A.C.

and

ANTONIO ROTUNDO
MARIO ROTUNDO

WHEREAS the parties are party to a Share Exchange Agreement dated May 8, 2009;

AND WHEREAS Article 6.2 of the Share Exchange Agreement provides that the latest closing date of the transactions contemplated therein shall occur no later than June 30, 2009, subject to an extension as may be mutually agreed to by the parties for a maximum of 14 days per extension;

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.                          Since the closing of the Share Exchange Agreement will not occur by June 30, 2009, the closing date shall be extended so that the closing shall take place on or before July 14, 2009.

2.                          All other terms and conditions of the Share Exchange Agreement shall remain in full force and effect.

3.                         This Agreement may be executed in original or counterpart form, delivered by facsimile or otherwise, and when executed by the parties as aforesaid, shall be deemed to constitute one agreement and shall take effect as such.

DATED with effect this 29th day of June, 2009.

AFFINITY GOLD CORP.,	)
The Acquirer,	)
)
)
Per: /s/ Corey J. Sandberg	)
Authorized Signatory	)
)
Corey J. Sandberg, Secretary & Director	)
(print name and title)

AMR PROJECT PERU S.A.C.,	)
the Company,	)
)
)
Per: /s/ Antonio Rotundo	)
Authorized Signatory	)
)
Antonio Rotundo, General Manager	)
(print name and title)

SIGNED and DELIVERED by	)
ANTONIO ROTUNDO, a Vendor	)
in the presence of:	)
)
/s/ Diego Otoya	)
Witness Signature	)	/s/ Antonio Rotundo
Psc. Cesar Bazaraz Mz. E2)		ANTONIO ROTUNDO
Lt. 22, SVCCO	)
Witness Address	)
)
Diego Otoya, Accountant	)
Witness Name and Occupation	)

SIGNED and DELIVERED by	)
MARIO ROTUNDO, a Vendor	)
in the presence of:	)
)
/s/ Dominec Piacente	)
Witness Signature	)	/s/ Mario Rotundo
	)	MARIO ROTUNDO
108 Sonoma Blvd., Woodbridge, Ontario	)
Witness Address	)
)
Dominec Piancente	)
Witness Name and Occupation	)